UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) February 15, 2006
RailAmerica, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

001-32579	65-0328006

(Commission File Number)	(IRS Employer Identification No.)
5300 Broken Sound Boulevard, N.W., Boca Raton, Florida 33487

(Address of Principal Executive Offices) (Zip Code)
(561) 994-6015

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
Presentation

Item 7.01.	Regulation FD Disclosure
     On February 15, 2006, RailAmerica, Inc. (the “Company”) will be presenting the Company’s strategic and financial overview at the BB&T Capital Markets Transportation Services Conference at The Conrad in Miami, Florida at 3:00 p.m. EST. On February 16, 2006, the Company will be presenting the same strategic and financial overview at the Deutsche Bank Small Cap Growth Conference at the Ritz-Carlton Hotel in Naples, Florida at 10:30 a.m. EST. A copy of the slide presentation that will be used for both of the presentations will be posted on the RailAmerica website, http://www.railamerica.com. In addition, the presentations may be listened to via live Intranet webcast through the RailAmerica website. The purpose of this Form 8-K is to furnish such presentation. Attached as an exhibit to this Form 8-K is the text of the presentation. This exhibit is incorporated herein by reference.
     The attached presentation contains forward-looking statements regarding future events and the performance of RailAmerica, Inc. that involve risks and uncertainties that could cause actual results and actions to differ materially, including, but not limited to, fuel costs, foreign currency risks, weather, casualties, Class I congestion, failure to successfully integrate recent acquisitions, failure to service debt, economic conditions, customer demand, increased competition in the relevant market, tax benefits and others. The Company assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. If the Company does update any forward-looking statement, no inference should be drawn that the Company will make additional updates with respect to that statement or any other forward-looking statements. We refer you to the documents that the Company files from time to time with the Securities and Exchange Commission, such as the Form 10-K, Form 10-Q and Form 8-K, which contain additional important factors that could cause the Company’s actual results to differ from its current expectations and from the forward-looking statements contained in the attached presentation.
     The information in this Form 8-K and the Exhibit attached hereto shall be deemed “furnished” and not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any Company filing under the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits
     (c) The following exhibit is being furnished herewith:

Exhibit No.	Description
99.1	Presentation to be given on February 15 and 16, 2006, at the BB&T Capital Markets Transportation Services Conference and the Deutsche Bank Small Cap Growth Conference, respectively.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAILAMERICA, INC.
Date: February 15, 2006	By:	/s/ Michael J. Howe
		Name:	Michael J. Howe
		Title:	Executive Vice President and Chief Financial Officer (Principal Financial Officer)